UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: December 5, 2007
(Date of earliest event reported)
Akorn, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	0-13976	72-0717400
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)
2500 MILLBROOK DRIVE
BUFFALO GROVE, ILLINOIS 60089
(Address of principal executive offices)
(847) 279-6100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)     On December 5, 2007, Akorn, Inc. (“Akorn”) terminated the services of BDO Seidman, LLP (“BDO”) as its independent registered public accounting firm; provided, however, that BDO shall continue its services until the completion of the audit for the fiscal year ending December 31, 2007. The decision to dismiss BDO was recommended and approved by the Audit Committee of Akorn (the “Audit Committee”). The audit reports of BDO on the consolidated financial statements as of December 31, 2006 and 2005 and for the years then ended contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.
During Akorn’s two most recent fiscal years and through December 5, 2007, (i) there was no disagreement with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with its report and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).
Akorn has provided BDO with a copy of this disclosure and requested that BDO furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated December 10, 2007, is attached hereto as Exhibit 16.1 to this Form 8-K.
(b)     On December 5, 2007, the Audit Committee engaged Ernst & Young LLP (“Ernst & Young”) as Akorn’s independent registered public accounting firm for the fiscal year ending December 31, 2008. During Akorn’s two most recent fiscal years and the interim period thereafter preceding the engagement of Ernst & Young, neither Akorn nor any one acting on its behalf consulted with Ernst & Young regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Akorn’s financial statements and neither a written report was provided to Akorn or oral advice was provided that Ernst & Young concluded was an important factor considered by Akorn in reaching a decision as to the accounting, auditing or financial reporting issue, (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits.
16.1	Letter from BDO Seidman, LLP dated December 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.
By:	/s/ Jeffrey A. Whitnell
Jeffrey A. Whitnell
Sr. Vice President, Chief Financial Officer, Secretary and Treasurer

Date: December 11, 2007

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